Exhibit 4.2

Exhibit 4.2

016570| 003590|127C|RESTRICTED||4|057-423

CLASS B COMMON STOCK

€0.04 par value

Certificate Number

ZQ 000000

CLASS B COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

LYONDELLBASELL INDUSTRIES N.V.

INCORPORATED UNDER THE LAWS OF THE NETHERLANDS

Shares

**600620******

***600620*****

****600620****

*****600620***

******600620**

LyondellBasell Industries N.V.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

CUSIP N53745 11 8

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF

LyondellBasell Industries N.V. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Association, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Attorney-in-Fact

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

Assistant Secretary

By

AUTHORIZED SIGNATURE

LYONDELLBASELL INDUSTRIES N.V.

THE NETHERLANDS

CORPORATE

SEAL

October 15, 2009

SECURITY INSTRUCTIONS ON REVERSE

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers Num/No. Demon. Total

1234567890/1234567890 1 1 1

1234567890/1234567890 2 2 2

1234567890/1234567890 3 3 3

1234567890/1234567890 4 4 4

1234567890/1234567890 5 5 5

1234567890/1234567890 6 6 6

Total Transaction 7

A123456

LYONDELLBASELL INDUSTRIES N.V.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF ASSOCIATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE SUPERVISORY BOARD OF THE COMPANY, AND THE AUTHORITY OF THE SUPERVISORY BOARD TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE SUPERVISORY BOARD MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship

UNIF TRF MIN ACT - Custodian (until age )

(Cust)

under Uniform Transfers to Minors Act

(Minor) (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received,              hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the Class B Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Dated:              20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER DO NOT ACCEPT WITHOUT NOTING

WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK

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